UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 7, 2019
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	001-07626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	SXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 1, 2019, Sensient Receivables LLC and Sensient Technologies Corporation entered into Amendment No. 4 to Receivables Purchase Agreement (the “Amendment”) among Sensient Receivables, as the seller, Sensient Technologies, as the initial servicer and the performance guarantor, and Wells Fargo Bank, National Association (“Wells Fargo”), as the purchaser.  The Receivables Purchase Agreement, as amended, together with a Receivables Sale Agreement and Performance Undertaking, establish the terms and conditions of a trade receivables securitization program (the “Receivables Securitization Program”).

The Amendment amends the Receivables Securitization Program to, among other things, (a) decrease the maximum aggregate amount Wells Fargo purchases under the Receivables Securitization Program for outstanding uncollected receivables at any time from $70 million to $65 million, and (b) extend the expiration date of the Receivables Securitization Program from October 1, 2019 until October 1, 2020.

The foregoing summary is qualified in its entirety by reference to the Amendment.  For a complete description of the terms and conditions of the Amendment, please refer to the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 10.1:	Amendment No. 4 to Receivables Purchase Agreement, dated as of October 1, 2019, among Sensient Receivables LLC, Sensient Technologies Corporation, and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Vice President, General Counsel and Secretary

Date:	October 7, 2019

EXHIBIT INDEX

Exhibit 10.1	Amendment No. 4 to Receivables Purchase Agreement, dated as of October 1, 2019, among Sensient Receivables LLC, Sensient Technologies Corporation, and Wells Fargo Bank, National Association.